Exhibit 99.2

Supplemental Financial Information Presentation

Q1 2013

May 7, 2013

Information is as of March 31, 2013 except as otherwise noted.

It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.

Apollo Residential Mortgage, Inc. 2013 First Quarter Earnings Call

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

May 7, 2013

Michael A. Commaroto

Chief Executive Officer

Stuart Rothstein

Chief Financial Officer

Keith Rosenbloom

Agency Portfolio Manager

Paul Mangione

Non-Agency Portfolio Manager

Teresa Covello

Controller of the Manager

Hilary Ginsberg

Investor Relations Manager

Forward Looking Statements

We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and other filings with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

Discussion Topics

1. AMTG Q1 Results

2. Supplemental Financials

First Quarter 2013 Highlights

Completed first purchase and securitization of a residential whole loan pool

Completed an underwritten public offering of 7,820,000 shares of common stock, including the underwriter’s option to purchase additional shares, raising net proceeds of $171.5 million

Reported Operating Earnings of $19.1 million, or $0.74 per common share for the first quarter of 2013(1)

Declared a $0.70 per common share quarterly dividend for stockholders of record as of March 28, 2013

– 12.9% annualized dividend yield based on AMTG’s closing price of $21.63 on May 3, 2013

$4.9 billion residential mortgage backed securities (“RMBS”) portfolio at March 31, 2013 consisted of Agency RMBS with an estimated fair value of $4.3 billion and non-Agency RMBS with an estimated fair value of $595.8 million

RMBS and securitized mortgage loan portfolio had a 2.8% blended net interest spread and 17.8% levered asset yield at March 31, 2013(2)

Agency RMBS pass-through securities experienced prepayments at an average one month constant prepayment rate (“CPR”) of 6.8% over the quarter ended March 31, 2013. Including Agency Interest-Only Securities (“Agency IOs”) and Agency Inverse Interest-Only Securities (“Agency IIOs”), the Agency RMBS portfolio experienced prepayments at an average one month CPR of 7.0% over the quarter ended March 31, 2013

Realized net gains of $15.8 million, or $0.61 per common share from the sale of $589.5 million of RMBS

Book value per common share of $21.72 at March 31, 2013

(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income and GAAP net income per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.

(2) Levered Asset Yield calculated as Net Interest Spread multiplied by the Company’s leverage (debt/equity) multiple, plus the weighted average unlevered yield on the asset.

Financial Summary

($ amounts in thousands except per share data) Q1 2013 Q1 2012

Interest Income $38,247 $12,363

Interest Expense (6,217) (1,361)

Net Interest Income $32,030 $11,002

Operating Earnings (1) $19,091 $7,962

Weighted Average Fully Diluted Common Shares Outstanding 25,686,304 10,273,125

Operating Earnings per Common Share (1) $0.74 $0.78

Leverage (Debt / Equity) 5.1x 5.4x

Annualized Return on Average Assets(2) 2.1% 2.3%

Annualized Return on Average Equity(3) 12.0% 15.1%

(1) Operating Earnings and Operating Earnings per share are non-GAAP financial measures. Operating Earnings and Operating Earnings per share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per share to GAAP net income and GAAP net income per share. Operating Earnings represents the earnings, as adjusted, allocable to common stock. Operating expenses as a percentage of average equity is calculated as annualized operating expenses for the quarter as a percentage of average equity.

(2) Return on Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the quarter, as a percentage of average assets.

(3) Return on Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the quarter, as a percentage of average equity. Annualized Return on Average Equity for the quarter ended March 31, 2013, excluding the impact of mark-to-market in average equity, would be 13.3% and would be 15.8% for the quarter ended March 31, 2012.

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Financial Summary

Operating Earnings per Common Share (1)


$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.51
$0.78
$0.66
$0.67
$0.65
$0.74
Q4 2011
Q1 2012
Q2 2012
Q32012
Q4 2012
Q1 2013

Dividend per Common Share


$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.30
$0.75
$0.75
$0.85
$0.35
$0.70
$0.70
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012(2)
Q1 2013

Book Value per Common Share


$24.00
$22.00
$20.00
$18.00
$16.00
$19.92
$19.31
$19.65
$21.46
$22.49
$21.72
Q4 2011
Q1 2012(3)
Q2 2012
Q3 2012
Q4 2012
Q1 2013

(1) *Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income and GAAP net income per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.*

(2) *The common stock dividend in the fourth quarter of 2012 consisted of a $0.70 per common share quarterly dividend and a $0.35 per common share special dividend.*

(3) *Pro-forma book value per common share at March 31, 2012 including the impact of the April 20, 2012 equity offering. Book value per common share at March 31, 2012 was $21.09.*

7

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Portfolio Summary and Net Interest Spread

Allocation of Portfolio Equity at 03/31/2013[1]


Cash and Other, net
16%
Securitized Mortgage Loans
4%
Agency RMBS
59%
Non-Agency RMBS
21%

(1) *Percentages reflect amount of equity allocated to Agency and non-Agency RMBS and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS or securitized mortgage loans..*

Net Interest Spread at 03/31/2013

	Agency	Non-Agency	Securitized Mortgage Loans	*Blended*
Asset Yield	2.8%	7.7%	8.3%	*3.5%*
Interest Expense	0.4%	2.1%	3.3%	*0.6%*
Net Interest Spread	**2.4%**	**5.6%**	**5.0%**	**2.8%**
Debt / Equity [2]	*7.7x*	*2.3x*	*2.0x*	*5.1x*
Levered Asset Yield [3]	21.1%	20.8%	18.4%	17.8%

(2) *Debt/Equity ratios are adjusted for cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS or securitized mortgage loans.*

(3) *Levered Asset Yield calculated as Net Interest Spread multiplied by the Company's leverage (debt/equity) multiple, plus the weighted average unlevered yield on the assets. The blended levered asset yield reflects the impact of cash and other non-interest earning assets.*

8

Agency Portfolio

Q1 2013 Agency Portfolio

Low Credit 30 Year Pass-Throughs 8% Specified State 30 Year Pass-Throughs 3%

HARP / MHA / High LTV 30 Year Pass-Throughs 22%

Loan Balance 30 Loan Balance 15 Year Pass-Throughs Year Pass-Throughs 57% 2% New Production 30 Year Pass-Throughs 6% Other(1) 2%

Agency portfolio continues to focus on securities with prepayment mitigation attributes. In Q12013, AMTG sold 15-year and 20-year Agency RMBS and acquired additional 30-year Agency RMBS.

(1) Other includes HARP/MHA 20 Year Pass-Throughs, Interest Only Securities and Inverse Interest Only Securities.

Constant Prepayment Rates

80% .

7.0%

7.0%

6.0% 6.0%

5.0% 5.8%

4.0% 5.2%

3.7%

3.0%

2.0%

1.0%

0.0%

Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013

Total Agency Portfolio average one month CPR

($ in thousands) Estimated Fair Value Q1 2013 CPR

Agency Fixed Rate $ 4,234,033 6.8%

Agency IOs and Agency IIOs 65,531 19.8

Total $ 4,299,564 7.0%

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Agency Securities as of March 31, 2013

Agency Portfolio Composition Summary

($ in thousands)	Principal Balance	Unamortized Premium (Discount), Net	Amortized Cost[(1)]	Estimated Fair Value	Net Weighted Average Coupon	Weighted Average Yield[(2)]
Agency RMBS:						
30 Year Mortgages						
Coupon Rate						
3.5%	$ 1,757,588	$ 111,498	$ 1,869,086	$ 1,863,750	3.50 %	2.57 %
4.0%	1,841,597	154,411	1,996,008	2,002,782	4.00	2.69
4.5% and 5.0%	240,651	15,000	255,651	266,438	4.54	3.22
Total 30 Year Mortgages	3,839,836	280,909	4,120,745	4,132,970	3.80	2.67
15-20 Year Mortgages						
Coupon Rate						
3.0%	22,236	980	23,216	23,588	3.00	2.05
3.5%	72,565	4,350	76,915	77,475	3.50	2.30
Total 15-20 Year Mortgages	94,801	5,330	100,131	101,063	3.38	2.24
Agency IOs and IIOs[(3)]	-	-	65,377	65,531	5.88	13.20
Total Agency RMBS	**$ 3,934,637**	**$ 286,239**	**$ 4,286,253**	**$ 4,299,564**	**3.98 %**	**2.82 %**

(1) Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments. The Company recognized other-than-temporary impairments of $2,633on Agency RMBS for the three months ended March 31, 2013.
(2) Weighted average yield at the date presented incorporates estimates for future prepayment assumptions on RMBS.
(3) Agency IOs and Agency IIOs have no principal balance and bear interest on a notional balance. The notional balance is used solely to determine interest distributions on interest-only class of securities.

10

Non-Agency RMBS Portfolio

Q1 2013 Non-Agency RMBS Portfolio

Alt-A Pay-option 12% ARM

8%

Subprime 80%

Non-Agency RMBS portfolio continues to focus on seasoned, sub-prime assets with significant credit enhancement as well as Alt-A and pay-option adjustable rate mortgages.

Q1 2013 Non-Agency RMBS Portfolio Vintage

1999-2002

2007 3% 2003 12% 6%

2006 2004 27% 28%

2005 24%

The vintage of the non-Agency RMBS portfolio is distributed slightly more than half towards RMBS originated during 1999 through 2005 with the remainder distributed towards RMBS originated during 2006 through 2007.

Non-Agency RMBS as of March 31, 2013

03/31/13

Holdings

Portfolio Characteristics

Estimated Fair Value ($ in thousands) $595,838

Amortized Cost to Par Value 68.8%

Net Weighted Average Coupon 1.2%

Collateral Attributes

Weighted Average Loan Age (months) 95.0

Weighted Average Original Loan-to-Value 79.6%

Weighted Average Original FICO Credit Score 639

Current Performance

60+ Day Delinquencies 34.1%

Average Credit Enhancement(1) 28.4%

3 Month CRR(2) 2.8%

(1) Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral. The Company’s RMBS may incur losses if credit enhancement is reduced to zero.

(2) CRR stands for conditional repayment rate. Information is based on loans for individual groups owned by the Company. Amounts presented reflect the weighted average monthly performance for the three months ended March 31, 2013.

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Financing Overview

Financing / Hedging Summary

- Agency portfolio financed with repurchase agreement borrowings employing leverage of approximately 6 to 10 times.
- Non-Agency portfolio financed with repurchase agreement borrowings employing leverage of approximately 1 to 3 times.
- Interest rate risk associated with Agency RMBS borrowings mitigated primarily with 5-year interest rate swaps ("Swaps").
- In the first quarter, to further mitigate interest rate risk, the Company added additional swaptions, bringing the total swaption notional amount to $225 million.

Financing

Collateral ($ in thousands)	Repurchase Agreement Borrowing	Weighted Average Borrowing Rate	Weighted Average Remaining Maturity (days)
Agency RMBS	$3,896,493	0.43%	31
Non-Agency RMBS	419,645	2.10%	72
Repo - Securitization[1]	27,203	2.03%	71
Total	**$4,343,341**	**0.60%**	**35**

Derivative Instruments

($ in thousands)	Notional Amount	Estimated Fair Value
Swaps, assets - interest rate derivatives	$ 150,000	$ 1,363
Swaption, assets - interest rate derivatives	225,000	1,641
Swaps, liabilities - interest rate derivatives	2,057,000	(25,467)
Total derivative instruments	$ 2,432,000	$ (22,463)

Interest Rate Swaps

Term to Maturity ($ in thousands)	Notional Amount	Average Fixed Pay Rate	Average Maturity (Years)
Greater than 3 years and less than 5 years	$ 1,434,000	1.06%	4.3
Greater than 5 years	773,000	2.00	9.7
Total	**$ 2,207,000**	**1.39%**	**6.2**

(1) Repo-Securitization reflects the balance of repurchase agreement borrowings that is collateralized by a non-Agency RMBS issued in connection with the securitization transaction that the Company retained. While the RMBS retained in connection with the securitization transaction do not appear on the Company's balance sheet, as they are eliminated in consolidation with the securitization trust, the Company legally owns such securities and therefore is legally permitted to pledge such securities as collateral.

13

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Counterparty Summary

($ in thousands)	Number of Counterparties	Repurchase Agreement Borrowings	Swaps and Swaptions at Fair Value	Exposure [(1)]	Exposure as Percentage of Total Assets
North America					
United States	8	$ 2,251,540	$ (15,174)	$ 220,348	4.1 %
Canada [(2)]	2	324,123	-	66,746	1.3
Total North America	10	2,575,663	(15,174)	287,094	5.4
Europe [(2)]					
Germany	1	$ 195,700	$ -	$ 12,098	0.2 %
Switzerland	1	231,367	-	35,213	0.7
United Kingdom	2	406,985	(6,064)	31,188	0.6
Netherlands	1	237,306	-	14,561	0.3
Total Europe	5	1,071,358	(6,064)	93,060	1.8
Asia [(2)]					
Japan	3	$ 696,320	$ (1,225)	$ 37,524	0.7 %
Total Asia	3	696,320	(1,225)	37,524	0.7
Total Counterparty Exposure	**18**	**$ 4,343,341**	**$ (22,463)**	**$ 417,678**	**7.9 %**

(1) Represents the amount of cash and/or securities pledged as collateral to counterparties and associated accrued interest receivable, less the aggregate of repurchase agreement borrowings and associated accrued interest payable and unrealized loss on Swaps for each counterparty, net of collateral pledged and the fair value of the Swaptions.

(2) Includes foreign based counterparties as well as U.S. domiciled subsidiaries of such counterparties, as such transactions are generally entered into with a U.S. domiciled subsidiary of such counterparties.

14

Discussion Topics

1. AMTG Q1 Results

2. Supplemental Financials

Income Statement

Three months ended

(in thousands—except share and per share data) March 31,

2013 2012

(Unaudited)

Interest income—RMBS $ 36,914 $ 12,363

Interest income—securitized mortgage loans 1,333 -

Interest Income 38,247 12,363

Interest expense—repurchase agreements (5,907) (1,361)

Interest expense—securitized debt (310) -

Interest Expense (6,217) (1,361)

Net Interest Income $ 32,030 $ 11,002

Other Income/(Loss):

Realized gain on sale of RMBS, net $ 15,795 $ 6,769

Unrealized gain/(loss) on RMBS, net (33,048) 5,950

Unrealized gain on securitized mortgage loans 2,848 -

Unrealized (loss) on securitized debt (872) -

(Loss) on interest rate derivative instruments, net (includes $1,659 and $569 of unrealized losses, respectively) (5,798) (1,318)

Interest income on cash balances 25 2

Other Income/(Loss), net $ (21,050) $ 11,403

Operating Expenses:

General and administrative (includes $399 and $78 of non-cash stock based compensation, respectively) $ (2,851) $ (1,488)

Management fees—related party (2,789) (797)

Total Operating Expenses $ (5,640) $ (2,285)

Net Income $ 5,340 $ 20,120

Preferred Stock Dividends Declared (3,450) -

Net Income Available to Common Stock and

Participating Securities $ 1,890 $ 20,120

Earnings per Common Share—Basic and Diluted $ 0.07 $ 1.95

Dividend Declared per Share of Common Stock $ 0.70 $ 0.75

Balance Sheet

(in thousands—except share and per share data)

March 31, 2013 December 31, 2012

Assets: (Unaudited)

Cash $ 170,887 $ 149,576

Restricted cash 97,844 93,641

RMBS, at fair value ($4,634,187 and $3,940,913 pledged as collateral, respectively) 4,895,402 4,231,291

Securitized mortgage loans (transferred to a consolidated variable interest entity), at fair value 114,881 -

Investment related receivable 32,013 -

Interest receivable 14,728 11,341

Deferred financing costs, net 878 346

Interest rate derivative instruments, at fair value 3,004 750

Other assets 916 976

Total Assets $ 5,330,553 $ 4,487,921

Liabilities and Stockholders’ Equity

Liabilities:

Borrowings under repurchase agreements $ 4,343,341 $ 3,654,436

Non-recourse securitized debt, at fair value 49,852 -

Investment related payable 5,830 50,032

Accrued interest payable 6,048 6,774

Interest rate derivative instruments, at fair value 25,467 23,184

Accounts payable and accrued expenses 2,011 1,742

Payable to related party 3,775 4,295

Dividends payable 26,145 30,675

Total Liabilities $ 4,462,469 $ 3,771,138

Stockholders’ Equity:

Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding ($172,500 aggregate liquidation preference) $ 69 $ 69

Common stock, $0.01 par value, 450,000,000 shares authorized, 32,027,535 and 24,205,972 shares issued and outstanding respectively 320 242

Additional paid-in-capital 791,266 619,399

Retained earnings 76,429 97,073

Total Stockholders’ Equity $ 868,084 $ 716,783

Total Liabilities and Stockholders’ Equity $ 5,330,553 $ 4,487,921

Operating Earnings(1) Reconciliation

Three Months Ended Three Months Ended

Earnings per Earnings per

(in thousands—except share and per share data) March 31, 2013 Share(2) March 31, 2012 Share(2)

Operating Earnings:

Net income allocable to common stockholders $1,756 $0.07 $20,034 $1.95

Adjustments:

Non-cash stock-based compensation expense 399 0.01 78 0.01

Unrealized (gain)/loss on RMBS, net 33,048 1.29 (5,950) (0.58)

Unrealized loss on derivatives, net 1,659 0.06 569 0.06

Unrealized gain on securitized mortgage loans (2,848) (0.11) — -

Unrealized loss on securitized debt 872 0.03 — -

Realized gain on sale of RMBS, net (15,795) (0.61) (6,769) (0.66)

Total adjustments to arrive at operating earnings: 17,335 0.67 (12,072) (1.17)

Operating Earnings $19,091 $0.74 $7,962 $0.78

Basic and diluted weighted average common shares outstanding 25,686,304 10,273,125

(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock (2) Reflects basic and diluted earnings per share for each component presented.

Contact Information

Hilary Ginsberg

Investor Relations Manager 212-822-0767